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                                                                 EXHIBIT 10-b-11

        MEMORANDUM OF PROPOSED ADJUSTMENTS UNDER THE CONEXANT STOCK PLANS

              Effective upon consummation of the distribution (the "Distribution") by Conexant Systems, Inc. ("Conexant") to each holder of shares of Common Stock, par value $.01 per share, of Conexant ("Conexant Common Stock") as of the close of business on the Record Date (as defined in the Distribution Agreement (the "Distribution Agreement") to be entered into prior to the Distribution by and between Conexant and Mindspeed Technologies, Inc. ("Mindspeed")) of one share of Common Stock, par value $.01 per share ("Mindspeed Common Stock"), and one associated preferred share purchase right ("Right"), of Mindspeed for every three shares of Conexant Common Stock held by such holder on the Record Date (which is subject to satisfaction or waiver of the conditions set forth in the Distribution Agreement), all outstanding options under the Conexant Stock Plans (as defined in the Employee Matters Agreement to be entered into prior to the Distribution by and between Conexant and Mindspeed) pursuant to the equitable adjustment provisions of the applicable Conexant Stock Plan, shall be adjusted as set forth in this memorandum.

              Capitalized terms used in this memorandum but not defined herein will have the meanings ascribed to such terms in the form of Distribution Agreement approved by the Board of Directors on the date hereof or, if not defined therein, in the form of Employee Matters Agreement approved by the Board of Directors on the date hereof. As used in this memorandum (including Annex A hereto), the following terms will have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

              "AVERAGE PRICE OF BROADBAND COMMON STOCK" means the volume weighted average of the trading price per share of Conexant Common Stock trading on an "ex-distribution when-issued" basis (i.e., without the value of the Mindspeed Common Stock to be distributed in respect thereof) as reported on Nasdaq on the last full Nasdaq trading day immediately preceding the Time of Distribution (which may be the Distribution Date); provided, that if on such day (a) the trading volume of such "ex-distribution when-issued" trading is less than 7,500 shares or (b) the Committee determines (on or before 2:00 p.m., New York City time, on the first Nasdaq trading day following the Distribution Date) that the volume weighted average of the trading price per share of Conexant Common Stock trading on an "ex-distribution when-issued" basis does not fairly represent the per share value of Conexant Common Stock (excluding the value of Mindspeed Common Stock to be distributed in respect thereof), then the Deemed Broadband Value will be used in lieu thereof for purposes of calculating the Average Price of Broadband Common Stock.

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              "AVERAGE PRICE OF MINDSPEED COMMON STOCK" means the volume weighted average of the trading price per share of Mindspeed Common Stock trading on a "when-issued" basis as reported on the American Stock Exchange on the last full American Stock Exchange trading day immediately preceding the Time of Distribution (which may be the Distribution Date); provided, that if on such day (a) the trading volume of such "when-issued" trading is less than 2,500 shares or (b) the Committee determines (on or before 2:00 p.m., New York City time, on the first American Stock Exchange trading day following the Distribution Date) that the volume weighted average of the trading price per share of Mindspeed Common Stock trading on a "when-issued" basis does not fairly represent the per share value of Mindspeed Common Stock, then the Deemed Mindspeed Value will be used in lieu thereof for purposes of calculating the Average Price of Mindspeed Common Stock.

              "AVERAGE PRICE OF PRE-DISTRIBUTION CONEXANT COMMON STOCK" means the volume weighted average of the trading price per share of Conexant Common Stock trading on a "regular way" basis (with due bills) (i.e., including the value of the Mindspeed Common Stock to be distributed in respect thereof) as reported on Nasdaq on the last full Nasdaq trading day immediately preceding the Time of Distribution (which may be the Distribution Date).

              "BROADBAND OPTION SPREAD" means, with respect to any Conexant Split Option (after its being adjusted pursuant to paragraph (a) below), the product of (a) the Broadband Spread Ratio, multiplied by (b) the Pre-Distribution Conexant Option Spread; provided, however, that in no event shall the Broadband Option Spread be less than 80% of the Pre-Distribution Conexant Option Spread or greater than 90% of the Pre-Distribution Conexant Option Spread.

              "BROADBAND SPREAD RATIO" means the amount obtained by dividing (a) the Five-Day Average Price of Broadband Common Stock by (b) the sum of
       (i) the Five-Day Average Price of Broadband Common Stock and (ii) the quotient of (A) the Five-Day Average Price of Mindspeed Common Stock divided by (B) three.

              "COMMITTEE" means the Mindspeed Transaction Committee appointed by the Conexant Board on March 22, 2003 for certain purposes, including in respect of the option adjustments provided for in this Agreement.

              "CONEXANT OPTION RATIO" means the amount obtained by dividing (a) the Average Price of Broadband Common Stock by (b) the Average Price of Pre-Distribution Conexant Common Stock.

              "DEEMED BROADBAND VALUE" means:

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              (i) the remainder of (a) the Average Price of Pre-Distribution
       Conexant Common Stock minus (b) the quotient of (x) the volume weighted average of the trading price per share of Mindspeed Common Stock trading on a "when-issued" basis as reported on the American Stock Exchange on the last full American Stock Exchange trading day immediately preceding the Time of Distribution (which may be the Distribution Date), divided by
       (y) three; or

              (ii) if (x) clause (a) or (b) of the proviso of the definition of Average Price of Mindspeed Common Stock is applicable, or (y) the Committee determines (on or before 2:00 p.m., New York City time, on the first Nasdaq trading day following the Distribution Date) that the formulation of the Deemed Broadband Value pursuant to clause (i) above does not fairly represent the per share value of Conexant Common Stock (excluding the value of Mindspeed Common Stock to be distributed in respect thereof), the volume weighted average of the trading price per share of Conexant Common Stock trading on a "regular way" basis as reported on Nasdaq on the first full Nasdaq trading day immediately following the Time of Distribution.

              "DEEMED MINDSPEED VALUE" means:

              (i) the product of (a) the remainder of (x) the Average Price of Pre-Distribution Conexant Common Stock minus (y) the volume weighted average of the trading price per share of Conexant Common Stock trading on an "ex-distribution when-issued" basis (i.e., without the value of the Mindspeed Common Stock to be distributed in respect thereof) as reported on Nasdaq on the last full Nasdaq trading day immediately preceding the Time of Distribution (which may be the Distribution Date), multiplied by
       (b) three; or

              (ii) if (x) clause (a) or (b) of the proviso of the definition of Average Price of Broadband Common Stock is applicable, or (y) the Committee determines (on or before 2:00 p.m., New York City time, on the first American Stock Exchange trading day following the Distribution
       Date) that the formulation of the Deemed Mindspeed Value pursuant to clause (i) above does not fairly represent the per share value of Mindspeed Common Stock, the volume weighted averaged of the trading price per share of Mindspeed Common Stock trading on a "regular way" basis as reported on the American Stock Exchange on the first full American Stock Exchange trading day immediately following the Time of Distribution.

              "FIVE-DAY AVERAGE PRICE OF BROADBAND COMMON STOCK" means the average of the daily volume weighted average of the trading price per share of Conexant Common Stock trading on a "regular way" basis as reported on Nasdaq

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       for the five full Nasdaq trading days immediately following the Time of
       Distribution.

              "FIVE-DAY AVERAGE PRICE OF MINDSPEED COMMON STOCK" means the average of the daily volume weighted average of the trading price per share of Mindspeed Common Stock trading on a "regular way" basis as reported on the American Stock Exchange for the five full American Stock Exchange trading days immediately following the Time of Distribution.

              "MINDSPEED OPTION RATIO" means the amount obtained by dividing (a) the Average Price of Mindspeed Common Stock by (b) the Average Price of Pre-Distribution Conexant Common Stock.

              "MINDSPEED OPTION SPREAD" means with respect to any Mindspeed Option received by a holder of a Conexant Split Option pursuant to paragraph (c) below, the Pre-Distribution Conexant Option Spread of the corresponding Conexant Split Option minus the Broadband Option Spread of such Conexant Split Option.

              "NASDAQ " means The Nasdaq Stock Market, Inc.

              "PRE-DISTRIBUTION CONEXANT OPTION SPREAD" means, with respect to any Conexant Split Option (prior to its being adjusted pursuant to paragraph (a) below), (a) the Average Price of Pre-Distribution Conexant Common Stock minus the per share exercise price of such unadjusted Conexant Split Option, multiplied by (b) the number of shares of Conexant Common Stock subject to such Conexant Split Option.

              The adjustments shall be made as follows:

              (a) Each Conexant Split Option held by any Person that is outstanding immediately prior to the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Conexant Split Option was granted so that the per share exercise price of such Conexant Split Option will equal the per share exercise price of such Conexant Split Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Conexant Option Ratio, rounded up to the nearest hundredth of a cent. The number of shares of Conexant Common Stock subject to the adjusted Conexant Split Option will equal the quotient of (i) the Broadband Option Spread divided by (ii) the remainder of the Average Price of Broadband Common Stock minus the per share exercise price of such Conexant Split Option (as determined pursuant to the preceding sentence), and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share; provided, however, if the

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Broadband Option Spread equals zero dollars ($0), then the number of shares of
Conexant Common Stock subject to the Conexant Split Option will equal the number of shares subject to the Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by this paragraph (a)).

              (b) Notwithstanding the foregoing, if the per share exercise price of such adjusted Conexant Split Option determined in accordance with paragraph
(a) above results in a price of less than $.01, the per share exercise price of such adjusted Conexant Split Option will be $.01 and the number of shares subject to such adjusted Conexant Split Option will equal the quotient of (i) the Broadband Option Spread divided by (ii) the remainder of the Average Price of Broadband Common Stock minus $.01, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share; provided, however, if the Broadband Option Spread equals zero dollars ($0), then the number of shares of Conexant Common Stock subject to the Conexant Split Option will equal the number of shares subject to the Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (a) above).

              (c) Each Person holding a Conexant Split Option immediately prior to the Time of Distribution will receive a Mindspeed Option pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Conexant Split Option was granted. The Mindspeed Option will have a per share exercise price equal to the per share exercise price of such Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (a) above), multiplied by the Mindspeed Option Ratio, rounded up to the nearest hundredth of a cent. The number of shares of Mindspeed Common Stock subject to the Mindspeed Option will equal the quotient of (i) the Mindspeed Option Spread divided by (ii) the remainder of the Average Price of Mindspeed Common Stock minus the per share exercise price of such Mindspeed Option (as determined pursuant to the preceding sentence), and, if any resultant fractional share of Mindspeed Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share; provided, however, if the Mindspeed Option Spread equals zero dollars ($0), then the number of shares of Mindspeed Common Stock subject to the Mindspeed Option will equal one-third the number of shares subject to the Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (a) above).

              (d) Notwithstanding the foregoing, if the per share exercise price of such Mindspeed Option determined in accordance with paragraph (c) above results in a price of less than $.01, the per share exercise price of such Mindspeed Option will be $.01 and the number of shares subject to such Mindspeed Option will equal the quotient of (i) the Mindspeed Option Spread divided by
(ii) the remainder of the Average Price of

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Mindspeed Common Stock minus $.01, and, if any resultant fractional share of
Mindspeed Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share; provided, however, if the Mindspeed Option Spread equals zero dollars ($0), then the number of shares of Mindspeed Common Stock subject to the Mindspeed Option will equal one-third the number of shares subject to the Conexant Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (a) above).

              (e) Each Specified Conexant Option that is outstanding immediately prior to the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Conexant Stock Plan under which such Specified Conexant Option was granted so that the number of shares of Conexant Common Stock subject to such adjusted Specified Conexant Option will equal the number of shares subject to such Specified Conexant Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the reciprocal of the Conexant Option Ratio, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share. The adjusted Specified Conexant Option will have a per share exercise price equal to the per share exercise price of such Specified Conexant Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Conexant Option Ratio, rounded up to the nearest hundredth of a cent.

              (f) Notwithstanding the foregoing, if the per share exercise price of such adjusted Specified Conexant Option determined in accordance with paragraph (e) above results in a price of less than $.01, the per share exercise price of such adjusted Specified Conexant Option will be $.01 and the number of shares subject to such adjusted Specified Conexant Option will equal the quotient of (i) the Pre-Distribution Conexant Option Spread divided by (ii) the remainder of the Average Price of Broadband Common Stock minus $.01, and, if any resultant fractional share of Conexant Common Stock exists, rounded down to the nearest whole share, without any payment for such fractional share.

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